                                                                   Exhibit 10.14



                                 FIFTH AMENDMENT
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 13th day of February, 2001 (this "Fifth Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 1999, by that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of December 6, 1999, by that certain Third Amendment to Fifth Amended and Restated Credit Agreement, dated as of January 13, 2000, by that certain Fourth Amendment to Fifth Amended and Restated Credit Agreement, dated as of August 11, 2000, and as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

         SECTION 1.  Amendment to Article I Definitions.

         (a) The definition of "Affiliate" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Affiliate" shall be substituted in its stead:

                  "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled By or is Under Common Control with another Person, including without limitation, when referring to an "Affiliate" of the Parent, the Borrower and their Subsidiaries, and Pinnacle Europe.

         (b) The definition of "Applicable Margin" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Applicable Margin" shall be substituted in its stead:

                  "Applicable Margin" means, (a) with respect to Advances outstanding under the Term Loan A and the Revolver Loan, 2.75% per annum for LIBOR Advances and 1.50% per annum for Base Advances and (b) with respect to Advances under the Term Loan B, 3.000% per annum for LIBOR Advances and 1.750% for Base Advances, provided that, after the date which the Administrative Agent and the Lenders receive a Compliance Certificate required to be delivered in accordance with the terms of Section 7.01 hereof for the fiscal quarter ended June 30, 2000, then, if there exists no Default or Event of Default, the Applicable Margin will be the following per annum percentages applicable in the following situations:

                                                            Term Loan A and
                                                            Revolver Loan                      Term Loan B
         Applicability                                      Percentage                         Percentage

   (i)  If the Leverage                                     2.750%                             3.000%
Ratio is equal to or
greater than 6.00 to 1.00

   (ii)  If the Leverage                                    2.500%                             3.000%
Ratio is equal to or
greater than 5.50 to 1.00
but is less than 6.00 to 1.00

   (iii)  If the Leverage                                   2.250%                             3.000%
Ratio is equal to or
greater than 5.00 to 1.00
but is less than 5.50 to 1.00

   (iv)  If the Leverage                                    2.000%                             3.000%
Ratio is equal to or
greater than 4.50 to 1.00
but is less than 5.00 to 1.00

   (v)  If the Leverage                                     1.750%                             2.750%
Ratio is equal to or
greater than 4.00 to 1.00
but is less than 4.50 to 1.00

   (vi)  If the Leverage                                    1.500%                             2.750%
Ratio is equal to or
greater than 3.50 to 1.00
but is less than 4.00 to 1.00

   (vii)  If the Leverage                                   1.250%                             2.750%
Ratio is less than 3.50 to 1.00

         In each case in the above grid, the Applicable Margin for Base Advances shall be a per annum rate equal to 1.25% less than the Applicable Margin for the applicable LIBOR Advance. The Applicable Margin payable by the Borrower shall be (a) after the Administrative Agent has received all financial information required by Section 7.01 hereof for the fiscal quarter ended June 30, 2000, reduced or increased as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Parent, Borrower and Subsidiaries of Borrower as tested by the Leverage Ratio and (b) further increased as set forth in Section 6.15(c) hereof. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective three Business Days after receipt by Administrative Agent of the applicable financial statements and corresponding Compliance Certificate. If financial statements and a Compliance Certificate of the Borrower setting forth the Leverage Ratio are not received by the Administrative Agent by the date required pursuant to Article VII hereof, the Applicable Margin shall be determined as if the Leverage Ratio exceeds 6.00 to 1.00, until such time as such financial statements and Compliance Certificate are received. For the final quarter of any fiscal year of the Borrower, the Borrower may provide the unaudited financial statements of the Borrower, subject only to year-end adjustments, for the purpose of adjusting the Applicable Margin. Notwithstanding the foregoing, beginning February 13, 2001 until December 31, 2001, each of the foregoing per annum percentages shall be increased by .25.

         (c) The definition of "Guarantors" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Guarantors" shall be substituted in its stead:

                  "Guarantors" means the Parent and each Subsidiary of the Borrower existing on the Closing Date or formed or acquired from time to time thereafter, except foreign organized Subsidiaries.

         (d) The definition of "Subsidiary" in Article I of the Credit Agreement shall be deleted in its entirety and the following definition of "Subsidiary" shall be substituted in its stead:

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) 50% or more of:

                           (a) the outstanding capital stock having voting power
                  to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

                           (b) the interest in the capital or profits of such
                  partnership or joint venture, or

                           (c) the beneficial interest of such trust or estate,

         is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries. Notwithstanding the foregoing, for purposes of this Agreement only, the term "Subsidiary" when used herein with respect to the Borrower and its Subsidiaries shall include Pinnacle III, Pinnacle IV, Pinnacle V, and shall exclude Pinnacle Europe (regardless of the use of the word "wholly-owned" in connection therewith).

         SECTION 2. Addition of Sentence to Section 2.16(a). Section 2.16(a) of the Credit Agreement shall be amended by adding the following sentence to the end thereof:

         Notwithstanding the foregoing, in no event shall any provision of this
         Section 2.16(a) or Section 6.15 hereof, require any assets owned by, or any Capital Stock of, any Subsidiary of the Borrower that is organized outside of the United States of America, to be pledged or hypothecated to secure the Obligations.

         SECTION 3. Amendment of Section 2.19. Section 2.19 of the Credit Agreement shall be amended by amending and restating (a) and (b)(i) of that
Section in their entirety as follows:

                  2.19 Pinnacle Towers Europe. Notwithstanding anything in this Agreement or in any Loan Paper to the contrary, the Borrower and the Lenders agree that, so long as there exists no Default or Event of Default both before and after giving effect to any such investment and/or execution of agreement, (a) the Borrower may make investments in a Person organized in Europe (hereinafter referred to as "Pinnacle Europe"), in the form of equity contributions in Pinnacle Europe and/or loans or advances to Pinnacle Europe, in an aggregate amount for all such loans, advances and investments not to exceed $12,500,000 (the "Permitted Pinnacle Europe Investment"), and (b) the Borrower may enter into a shareholders agreement or similar agreements (including put agreements) and related agreements among Pinnacle Europe, the Borrower and one or more persons or entities, so long as (i) the aggregate monetary exposure to the Parent, the Borrower and the Subsidiaries does not exceed $12,500,000 and

         SECTION 4. Amendment of Section 7.02(a). Section 7.02(a) of the Credit Agreement shall be deleted in its entirety and the following Section 7.02(a) shall be substituted in its stead:

                           (a) Within 120 days after the end of each fiscal
                  year, a copy of (i) the consolidated balance sheet of the Parent, the Borrower and its subsidiaries consolidated in accordance with GAAP, as of the end of the current and prior fiscal years and (ii) consolidated statements of earnings, statements of changes in shareholders' equity, and statements of changes in cash as of and through the end of such fiscal year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants acceptable to the Lenders, whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

         SECTION 5. Amendment of Section 8.01(a). Section 8.01(a) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(a) shall be substituted in its stead:

         8.01.    Financial Covenants.

                  (a) LEVERAGE RATIO. The Borrower shall not permit the Leverage Ratio to be more than the following ratios at the end of any fiscal quarter during the time during the following time periods:

         Period                       Ratio
         ------                       -----
From the Closing Date
through September 30, 1999            6.75 to 1.00

From October 1, 1999
through June 29, 2000                 6.50 to 1.00

From June 30, 2000
through September 29, 2000            6.00 to 1.00

From September 30, 2000
through December 30, 2000             5.25 to 1.00

From December 31, 2000
through June 30, 2001                 4.75 to 1.00

From July 1, 2001
through September 30, 2001            4.25 to 1.00

From October 1, 2001
through March 31, 2002                3.75 to 1.00

From April 1, 2002
through June 30, 2002                 3.50 to 1.00

From July 1, 2002
through September 30, 2002            3.25 to 1.00

From October 1, 2002
and thereafter                        3.00 to 1.00

         SECTION 6. Amendment of Section 8.01(b). Section 8.01(b) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(b) shall be substituted in its stead:

                  (b) CONSOLIDATED LEVERAGE RATIO. Commencing October 1, 2001, the Borrower shall not permit the Consolidated Leverage Ratio to be more than the following ratios at the end of any fiscal quarter during the time during the following time periods:

         Period                       Ratio
         ------                       -----
From October 1, 2001
through December 31, 2001             8.00 to 1.00

From January 1, 2002
through June 30, 2002                 7.75 to 1.00

From July 1, 2002
through September 30, 2002            7.50 to 1.00

From October 1, 2002
through September 30, 2003            6.50 to 1.00

From October 1, 2003
and thereafter                        5.50 to 1.00

         SECTION 7. Amendment of Section 8.01(c). Section 8.01(c) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(c) shall be substituted in its stead:

                  (c) CONSOLIDATED INTEREST COVERAGE RATIO. The Borrower shall not permit, at the end of any fiscal quarter, the ratio of (i) EBITDA for the preceding twelve month period to (ii) cash Interest Expense for the preceding twelve month period, to be less than the following ratios during the following time periods:

        Period                       Ratio
        ------                       -----
From the Closing Date
through December 31, 2001            2.00 to 1.00

From January 1, 2002
through March 31, 2002               2.25 to 1.00

From April 1, 2002
and thereafter                       2.50 to 1.00

         SECTION 8. Amendment of Section 8.01(d). Section 8.01(d) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(d) shall be substituted in its stead:

                  (d) CONSOLIDATED PRO FORMA DEBT SERVICE COVERAGE RATIO. The Borrower shall not permit at the end of any fiscal quarter the ratio of
         (a) Annualized EBITDA to (b) Pro Forma Debt Service to be less than the following ratios during the following time periods:


            Period                       Ratio
            ------                       -----
From the Closing Date through
through December 31, 2001                1.25 to 1.00

From January 1, 2002
and thereafter                           1.50 to 1.00

         SECTION 9. Amendment of Section 8.01(e). Section 8.01(e) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(e) shall be substituted in its stead:

                  (e) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Commencing April 1, 2001 and for each fiscal quarter thereafter, the Borrower shall not permit at the end of any fiscal quarter the ratio of (a) EBITDA for the most recently completed twelve month period to (b) Fixed Charges paid in cash during the most recently completed twelve month period, to be less than the following ratios during the following time periods:

        Period                        Ratio
        ------                        -----
From April 1, 2001
through December 31, 2001             1.00 to 1.00

From January 1, 2002
through September 30, 2002            1.10 to 1.00

From October 1, 2002 and
thereafter                            1.25 to 1.00

         SECTION 10. Amendment of Section 8.01(f). Section 8.01(f) of the Credit Agreement shall be deleted in its entirety and the following Section 8.01(f) shall be substituted in its stead:

                  (f) CAPITAL EXPENDITURES. The Borrower shall not permit Capital Expenditures (excluding acquisitions permitted to be consummated in accordance with the terms of Section 8.06(b) hereof) made by the Parent, the Borrower and its Subsidiaries in the aggregate during the first fiscal quarter of 2001 to exceed $10,000,000.

         SECTION 11. Amendment of Section 8.04(i). Section 8.04(i) of the Credit Agreement shall be deleted in its entirety and the following Section 8.04(i) shall be substituted in its stead:

                  (i) Investments in (A) Pinnacle III, Pinnacle IV and Pinnacle V, so long as (I) such Investments are in accordance with the terms of the PT Transactions, (II) Pinnacle III, Pinnacle IV and Pinnacle V each becomes a party to the Subsidiary Guaranty and executes any security documents required by the Administrative Agent to grant a security interest in its assets in accordance with the terms of Section 2.16(b) hereof and (III) the Capital Stock of Pinnacle III, Pinnacle IV and Pinnacle V is pledged to the Lenders to secure the Obligations pursuant to a pledge agreement substantially identical in form and substance to the Borrower Pledge Agreement, and (B) Canada Sub, so long as (I) there exists no Default or Event of Default both before and immediately after giving effect to any such Investment and (II) such Investments are made in cash in the form of contributions to Canada Sub in an aggregate amount over the period from January 1, 2001 until the date of determination not to exceed $7,500,000; and

         SECTION 12. Amendment of Section 8.06(d). Section 8.06(d) of the Credit Agreement shall be deleted in its entirety and the following Section 8.06(d) shall be substituted in its stead:

                  (d) create or acquire any Subsidiary, except as permitted by
         Section 8.04(e) hereof, and except Pinnacle Europe.

         SECTION 13. Amendment of Sections 8.08(d) and 8.08(e), and Addition of New Section 8.08(f). Sections 8.08(d) and 8.08(e) of the Credit Agreement shall be deleted in their entirety and the following Sections 8.08(d) and 8.08(e) shall be substituted in their stead, and a new Section 8.08(f) shall be added to the end of Section 8.08 as follows:

                  (d) Pinnacle III may make payments to the Borrower of accrued interest with respect to the Pinnacle III Debt and Pinnacle IV and Pinnacle V may make payments to the Borrower of accrued interest with respect to Pinnacle III Debt owed by Pinnacle IV and Pinnacle V, respectively, to the Borrower;

                  (e) Pinnacle III, Pinnacle IV and Pinnacle V may declare and make dividend payments to the Borrower only; and

                  (f) the Borrower may purchase all shares of Capital Stock of Pinnacle III and IV owned by Mr. Steven Day and/or Mr. Robert Wolsey, so long as (i) there exists no Default or Event of Default at the time of such purchase and immediately after giving effect thereto and (ii) the aggregate purchase price for all such shares of Capital Stock does not exceed $15,000.00

         SECTION 14. Conditions Precedent. This Fifth Amendment shall not be effective until all proceedings of the Borrower taken in connection with this Fifth Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this Fifth Amendment and the transactions contemplated hereby by the Borrower, the Parent, and their Subsidiaries;

                  (b) legal opinions by counsel to the Parent, the Borrower and their Subsidiaries and GAAP subsidiaries in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this Fifth Amendment and the transactions contemplated hereby, and the legality, validity and the enforceability thereof, and that this amendment and the transactions permitted hereby do not conflict with other agreements of the Borrower, the Parent and their Subsidiaries, including without limitation, the Indenture and the Parent Senior Notes Documentation;

                  (c) payment to the Administrative Agent (i) for the account of the Lenders executing this Fifth Amendment by 3:00 p.m. (Eastern time), February 13, 2001, an amendment fee equal to $1,065,000, which is equal to 25bps on each such Lender's pro rata portion of the outstanding Loans plus the unused Commitment; and (ii) reimbursement for legal fees and other expenses incurred by the Administrative Agent in connection with the Loans and this Fifth Amendment; and

                  (d) such other documents, instruments, and certificates requested by any Lender, each in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Fifth Amendment and the transactions contemplated hereby.

         SECTION 15. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Fifth Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Fifth Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Fifth Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Fifth Amendment.

         SECTION 16. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Fifth Amendment.

         SECTION 17. Counterparts. This Fifth Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 18. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 19. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 20. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, this Fifth Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date first set forth above.

THE BORROWER:
                                         PINNACLE TOWERS INC.


                                         ---------------------------------------

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

ADMINISTRATIVE AGENT:
                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent


                                         ---------------------------------------
                                         By:      Roselyn M. Drake
                                         Its:     Managing Director

LENDERS:

                                         BANK OF AMERICA, N.A., individually as
                                         a Lender


                                         ---------------------------------------
                                         By:      Roselyn M. Drake
                                         Its:     Managing Director

                                         FLEET NATIONAL BANK (f/k/a
                                         BANKBOSTON, N.A.)


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         BANKERS TRUST COMPANY


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         SOCIETE GENERALE


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         UNION BANK OF CALIFORNIA, N.A.


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         KEY CORPORATE CAPITAL INC.


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         COBANK, ACB


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         THE BANK OF NOVA SCOTIA


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         DRESDNER BANK AG NEW YORK &
                                         GRAND CAYMAN BRANCHES


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         FIRSTAR BANK, N.A. (f/k/a MERCANTILE
                                         BANK NATIONAL ASSOCIATION)


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         U.S. BANK NATIONAL ASSOCIATION


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         DEXIA PUBLIC FINANCE BANK (f/k/a
                                         CREDIT LOCAL DE FRANCE - NEW
                                         YORK AGENCY)


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         IBM CREDIT CORPORATION


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         ALLFIRST BANK


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         RAYMOND JAMES BANK, FSB


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         HELLER FINANCIAL, INC.


                                          --------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         PILGRIM PRIME RATE TRUST

                                         By:      Pilgrim Investment, Inc.,
                                                  as its investment manager


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         PPM SPYGLASS FUNDING TRUST



                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         MORGAN STANLEY DEAN WITTER
                                         PRIME INCOME TRUST


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         KZH ING-1 LLC


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         KZH ING-2 LLC


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         SEQUILS-ING I (HBDGM), LTD.

                                         By:      ING Capital Advisors LLC,
                                                  Collateral Manager and
                                                  Authorized signatory


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         TORONTO DOMINION (NEW YORK), INC.


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         SEQUILS PILGRIM I, LTD.

                                         By:      Pilgrim Investments, Inc.,
                                                  as its investment manager


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         WEBSTER BANK


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         ARCHIMEDES FUNDING III, Ltd.

                                         By:      ING Capital Advisors LLC
                                                  as Collateral Manager


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

                                         CITIZENS BANK OF MASSACHUSETTS


                                         ---------------------------------------
                                         By:
                                            ------------------------------------
                                         Its:
                                            ------------------------------------

Accepted and Agreed as
of February ___, 2001:


PINNACLE HOLDINGS, INC.



By:
     --------------------------------
Its:
     --------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.



By:
     --------------------------------
Its:
     --------------------------------


TOWER SYSTEMS, INC.



By:
     --------------------------------
Its:
     --------------------------------


RADIO STATION WGLD, INC.



By:
     --------------------------------
Its:
     --------------------------------


ICB TOWERS, LLC



By:
     --------------------------------
Its:
     --------------------------------


AIRCOMM OF AVON, LLC



By:
     --------------------------------
Its:
     --------------------------------

HIGH POINT MANAGEMENT CO., INC.



By:
     --------------------------------
Its:
     --------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
     --------------------------------
Its:
     --------------------------------


COASTAL ANTENNA'S INC.



By:
     --------------------------------
Its:
     --------------------------------


MARMAC INDUSTRIES INCORPORATED



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE TOWERS III INC.



By:
     --------------------------------
Its:
     --------------------------------


SHAFFER & ASSOCIATES, INC.



By:
     --------------------------------
Its:
     --------------------------------


PTI COMMUNICATIONS COMPANY, INC.



By:
     --------------------------------
Its:
     --------------------------------

INTELLICOM, INC.



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE ST. LOUIS LLC



By:
     --------------------------------
Its:
     --------------------------------


SIERRA TOWERS, INC.



By:
     --------------------------------
Its:
     --------------------------------


QTI, INC.



By:
     --------------------------------
Its:
     --------------------------------


INTRACOASTAL CITY TOWERS, INC.



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE TOWERS IV INC.



By:
     --------------------------------
Its:
     --------------------------------


PINNACLE TOWERS V INC.



By:
     --------------------------------
Its:
     --------------------------------